Subsequent Event	12 Months Ended
Mar. 31, 2022
Disclosure Of Events After Reporting Period Text Block Abstract
SUBSEQUENT EVENT
23.	SUBSEQUENT EVENT

On May 15, 2023, the Company announced that it has signed a non-binding term sheet (the “Term Sheet”) with Celsius Resources Limited (“Celsius”), a company publicly listed on Australian Securities Exchange (“ASX”) and the London Stock Exchange Alternative Investment Market (“AIM”) under the symbol of “CLA”, regarding a proposed transaction (the “Proposed Transaction”) pursuant to which the Company will acquire all of the issued and outstanding shares of Celsius. Celsius owns the advanced-stage Maalinao-Caigutan-Biyog copper-gold project (“MCB Project”) in the Philippines, which is located in the Cordillera Administrative Region of the Philippines, approximately 320 km north of Manila. The major terms of the Proposed Transaction are:

●	The Company has offered to acquire all of the outstanding shares of Celsius from the shareholders of Celsius, at a fixed price of AUD$0.030 per share, in exchange for consideration comprising 90% the Company’s shares and 10% in cash. The Company’s share price will be determined based on the volume weighted average trading price (“VWAP”) on the NYSE for the 20 business days ending on the scheme record date.

●	The consideration of AUD$0.030 per share represents a 76% premium to the 20-day VWAP of Celsius as of the close of trading on the ASX on May 11, 2023. The total consideration is approximately AUD$56 million.

●	Celsius and the Company have also executed a private placement subscription agreement at AUD$0.015 per Celsius share for a total of AUD$5 million. This will provide interim funding for further development of Celsius’ MCB Project. The private placement was closed on May 16, 2023. Upon closing of the private placement, the Company owns 15.1% of the outstanding shares of Celsius.

●	In addition to the consideration, Celsius shareholders will receive shares in a new exploration company (“Spinco”) which will hold all of Celsius’ rights and interests with respect to the Sagay (Philippines) and Opuwo (Namibia) projects. The Spinco shares will be distributed on a 10 Celsius shares for 1 Spinco share basis. Spinco will seek a listing on the ASX or AIM via a demerger and concurrent initial public offering. Silvercorp has agreed to invest AUD$4 million in Spinco, valued at a post-financed market capitalization of AUD$30 million.

●	The Proposed Transaction will be implemented by way of a Scheme of Arrangement (“Arrangement”) or other appropriate form of transaction under Australian laws, under a definitive agreement (“Definitive Agreement”) to be negotiated and entered into by the Company and Celsius within one month of the Term Sheet. The final structure of the Proposed Transaction will be governed by the terms of the Definitive Agreement. The Term Sheet does not create a binding agreement with Celsius for the Proposed Transaction, and there is no assurance that Silvercorp and Celsius will reach agreement on the terms of the Definitive Agreement as set out in the Term Sheet, or at all. If the Proposed Transaction is not completed, the Company will have the right to maintain its percentage interest in Celsius pursuant to the placement agreement. In addition to entering into the Definitive Agreement, completion of the Proposed Transaction is subject to, among other conditions, satisfactory completion of due diligence, voting support of key Celsius shareholders, Celsius shareholder approval, and regulatory approvals.